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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K




                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) February 1, 2001




                              UtiliCorp United Inc.
               (Exact name of registrant as specified in charter)



         Delaware                   1-3562                      44-0541877
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(State or other jurisdiction       (Commission                (IRS Employer
   of incorporation)               File Number)             Identification No.)

20 West Ninth Street, Kansas City, Missouri                        64105
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number including area code:              (816) 421-6600

(Former name of former address, if changed since last report):   Not Applicable


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Item 7.  Financial Statements and Exhibits.

(a)      Exhibit 4a, Fifteenth Supplemental Indenture

(b)      Exhibit 4b, Global Senior Note

(c)      Exhibit 12, Statement Regarding Computation of Ratios


                                       2

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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UtiliCorp United Inc.



By:      /s/ Dale J. Wolf
         -----------------------------------
         Vice-President, Finance, Treasurer
           and Secretary

Date:  February 1, 2001